Share capital	12 Months Ended
Mar. 31, 2024
Share capital
Share capital

12. Share capital

a) Authorized

The Company is authorized to issue an unlimited number of Common Shares, each without par value.

b) Issued and outstanding

As at March 31, 2024, there were 13,390,659 (March 31, 2023 – nil) issued and outstanding Common Shares.

On January 25, 2024, because of the completion of the RTO Transaction, the Company issued 5,000,000 Common Shares to PGI, 7,794,659 to the previous shareholders of NCAC and 596,000 to third party advisors (see Note 5).

Payments to advisors of NCAC was settled in the Company’s shares upon RTO at the closing price. Accounts payable of $2,136,340 acquired from NCAC as part of the RTO transaction was settled through the issuance of 446,000 shares at a fair value of $4.79 per share on January 25, 2024.

An amount of $1,000,000 owing by the Company for services provided in relation to the RTO transaction was settled through the issuance of 150,000 common shares at a fair value of $4.79. A gain on settlement of $281,500 was included in the consolidated statements of net loss and comprehensive loss relating to this advisor settlement.

The prior year equity is the net parent investment which represents the net financings that the Company received from Psyence Group to fund it’s operations through contributions to the clinical trials, cash extended to the Company’s subsidiaries and the net effect of cost allocations from transactions with Psyence Group, all of which did not require repayments.

c) Loss per share

The calculation of basic and diluted loss per share is based on the loss for the year divided by the weighted average number of shares in circulation during the year. In calculating the diluted loss per share, potentially dilutive shares such as options, convertible debt and warrants have not been included as they would have the effect of decreasing the loss per share, and they would therefore be anti-dilutive.